UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

Columbia Funds Variable Insurance Trust

(Name of Registrant as Specified in its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Asset Allocation Fund

Columbia Variable Portfolio – Contrarian Core Fund

Columbia Variable Portfolio – Diversified Absolute Return Fund

Columbia Variable Portfolio – Long Government/Credit Bond Fund

Columbia Variable Portfolio – Small Cap Value Fund

Columbia Variable Portfolio – Small Company Growth Fund

Columbia Variable Portfolio – Strategic Income Fund

CTIVP® – AQR Managed Futures Strategy Fund

CTIVP® – Lazard International Equity Advantage Fund

Variable Portfolio – Managed Risk Fund

Variable Portfolio – Managed Risk U.S. Fund

Variable Portfolio – Managed Volatility Conservative Fund

Variable Portfolio – Managed Volatility Conservative Growth Fund

Variable Portfolio – Managed Volatility Growth Fund

Variable Portfolio – U.S. Flexible Conservative Growth Fund

Variable Portfolio – U.S. Flexible Growth Fund

Variable Portfolio – U.S. Flexible Moderate Growth Fund

COLUMBIA FUNDS VARIABLE SERIES TRUST II

Columbia Variable Portfolio – U.S. Equities Fund

Variable Portfolio – Columbia Wanger International Equities Fund

(each a “Fund” and collectively the “Funds”)

225 Franklin Street, Boston, Massachusetts 02110

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

This is a brief overview of the matter(s) on which you are being asked to vote.

The accompanying Joint Proxy Statement contains more detailed information about the proposals, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On April 16, 2020, a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds will be held at 225 Franklin Street (Room 3100 on the 31st floor), Boston, MA 02110, at 10 a.m. (Eastern). Shareholders of each series of Columbia Funds Variable Insurance Trust will be asked to consider the election of trustees. Shareholders of the Funds set forth below will also be asked to consider a proposal to liquidate their Fund.

Trust (each, a “Trust,” and together, the “Trusts”)	Fund (each, a “Liquidating Fund,” and together, the “Liquidating Funds”)
Columbia Funds Variable Insurance Trust	Columbia Variable Portfolio – Asset Allocation Fund
Columbia Variable Portfolio – Diversified Absolute Return Fund
CTIVP® – AQR Managed Futures Strategy Fund
Columbia Funds Variable Series Trust II	Columbia Variable Portfolio – U.S. Equities Fund
Variable Portfolio – Columbia Wanger International Equities Fund

You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) or voting instruction cards (the “Voting Instruction Cards”) because you own shares of one or more of the Funds and have the right to vote on these important proposal(s) concerning your investment.

The Funds are each owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”), including RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the “RiverSource Insurance Companies”), established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners” and Contract Owners holding Contracts issued by a RiverSource Insurance Company are referred to herein as “RiverSource Contract Owners.” If you are a Contract Owner with Contract values allocated to a Fund, you are being asked to provide voting instructions to the Participating Insurance Companies that issued your Contract regarding a proposal involving the Fund. For simplicity, references to Fund shareholders include, as applicable, Contract Owners.

Q.	What are the liquidation proposals?

A.

The Board of Trustees (each, a “Board,” and together, the “Boards”) of each Trust has approved the liquidation of each Liquidating Fund. Shareholders of each Liquidating Fund are being asked to approve a transaction (a “Transaction”) that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund (the “Government MMF”) for shares of each Liquidating Fund held by the RiverSource Insurance Companies on behalf of Contract Owners (each, a “Liquidation Proposal” and collectively, the “Liquidation Proposals”).

Q.	Why is a shareholder vote being solicited for the Liquidation Proposals?

A.

Absent the receipt of instructions otherwise, the RiverSource Insurance Companies are expected to reinvest the liquidation proceeds paid to Contract Owners in the Government MMF. This reinvestment in the Government MMF may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940. In order to effect the Transaction without the delay and expense of seeking a substitution order from the Securities and Exchange Commission (the “SEC”), the RiverSource Insurance Companies are relying on certain SEC guidance that requires shareholder approval of the Transaction.

Q.	Why are the Liquidating Funds being liquidated?

A.

Each Board has determined that it is in the best interests of each Liquidating Fund it oversees to liquidate and terminate the Liquidating Fund. Each Board approved the liquidation with respect to each Liquidating Fund it oversees based on, among other factors, (i) a recommendation by the Fund’s adviser, Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”), to liquidate the Fund; and (ii) the Fund’s relatively small size and Columbia Threadneedle’s belief that each Liquidating Fund is not likely to attract sufficient assets in the near term to ensure its continued economic viability.

Q.	What will happen to my shares after each Liquidating Fund is liquidated?

A.

If shareholders approve the Liquidation Proposal for a Liquidating Fund, the Liquidating Fund will pay out all distributable income and capital gains and then will be liquidated completely on or about April 24, 2020 (the “Liquidation Date”). The RiverSource Insurance Companies, as shareholders of the Liquidating Funds on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Government MMF, absent instructions from a RiverSource Contract Owner who has allocated Contract value to a Liquidating Fund to reallocate their Contract value to another fund available under their Contract. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from the Participating Insurance Companies. The Transaction will not be taxable to Contract Owners because their ownership is through a life insurance policy or annuity contract (a tax-deferred vehicle). Neither the RiverSource Insurance Companies nor Columbia Threadneedle will assess any charges or transaction fees to the Liquidating Funds or Contract Owners in connection with or as a result of the Transaction.

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Q.	Do I have to reinvest my liquidation proceeds in the Government MMF?

A.

No. Contract Owners may reallocate their Contract values from a Liquidating Fund to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers allowed under the Contract. If no election is made, the RiverSource Insurance Companies intend to reinvest liquidation proceeds in the Government MMF. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Company.

Q.	How can I get more information about the Government MMF?

A.

The Government MMF is a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. The Government MMF invests at least 99.5% of its assets in United States government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. Although the Government MMF seeks to preserve the value of shareholders’ investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Government MMF is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Government MMF’s sponsor has no legal obligation to provide financial support to the Government MMF at any time. The investment objective, investment strategies and risks of the Government MMF differ materially from those of each Liquidating Fund. Whereas the Liquidating Funds invest in a wide variety of securities consistent with each Liquidating Fund’s objective, the Government MMF invests principally in government securities eligible for money market funds and, as result, the Government MMF has a materially different risk profile and performance history than the Liquidating Funds. For more information about the Government MMF, including its principal investment strategies, principal risks and expense information, see Appendix A to the accompanying Joint Proxy Statement. You may also contact your Participating Insurance Company for additional information or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800)-345-6611.

Q.	Why are trustees being elected for Columbia Funds Variable Insurance Trust?

A.

Trustees are being elected in order to comply with Section 16(a) of the 1940 Act, which requires that a specified percentage of trustees be elected by shareholders. The Board is seeking to elect additional trustees as a result of retirements. The Board of the Trust has nominated all independent trustees currently composing the Board and three new trustees who currently serve as consultants to the independent trustees. The Board has also nominated an interested trustee to replace the current interested trustee who will step down from the Board upon the election and seating of the nominated interested trustee.

Q.	How do the Boards recommend that I vote?

A.	Each Board unanimously recommends that you vote (or instruct your Participating Insurance Company to vote) FOR the proposal(s) relating to your Fund(s).

Q.	Will my Fund pay for this proxy solicitation?

A.

The CFVIT Funds will bear the proxy solicitation costs related to the proposal to elect trustees. Columbia Threadneedle will bear proxy solicitation costs relating to the Liquidation Proposals. For additional information, see the section entitled “Other Information (All Proposals)—Expenses and Solicitation Activities” in the enclosed Joint Proxy Statement.

Q.	What if I hold a Fund through a Participating Insurance Company other than a RiverSource Insurance Company?

A.

Shares of Columbia Variable Portfolio – Asset Allocation Fund and CTIVP – AQR Managed Futures Strategy Fund are held by Participating Insurance Companies other than RiverSource Insurance Companies, on behalf of Contract

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Owners. Such Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Companies

Q.	How can I vote my proxy or instruct my Participating Insurance Company to cast my vote?

A.	You can instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of four ways:

•	By telephone (call the toll-free number listed on your Proxy Card or Voting Instruction Card)

•	By Internet at, www.proxy-direct.com

•	By mail (using the enclosed postage prepaid envelope)

•

In person at the Meeting scheduled to occur at 225 Franklin Street, Boston, MA 02110 (31st Floor, Room 3100) on April 16, 2020 at 10 a.m. (Eastern). To attend the Meeting in person, you will need proof of ownership of the shares of the Fund, such as your Proxy Card or Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund. See the enclosed Joint Proxy Statement for more information.

We encourage you to vote as soon as possible. Please refer to the enclosed Proxy Card or Voting Instruction Card for information on voting by telephone, Internet or mail.

Q.	Why might I receive more than one Voting Instruction Card or Proxy Card?

A.	You may receive separate Voting Instruction Cards or Proxy Cards if you own shares of more than one Fund or of a Fund in more than one Contract or account. You should vote each card received.

Q.	Whom should I call if I have questions?

A.	If you have questions about the proposals described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at [ ].

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NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Asset Allocation Fund

Columbia Variable Portfolio – Contrarian Core Fund

Columbia Variable Portfolio – Diversified Absolute Return Fund

Columbia Variable Portfolio – Long Government/Credit Bond Fund

Columbia Variable Portfolio – Small Cap Value Fund

Columbia Variable Portfolio – Small Company Growth Fund

Columbia Variable Portfolio – Strategic Income Fund

CTIVP® – AQR Managed Futures Strategy Fund

CTIVP® – Lazard International Equity Advantage Fund

Variable Portfolio – Managed Risk Fund

Variable Portfolio – Managed Risk U.S. Fund

Variable Portfolio – Managed Volatility Conservative Fund

Variable Portfolio – Managed Volatility Conservative Growth Fund

Variable Portfolio – Managed Volatility Growth Fund

Variable Portfolio – U.S. Flexible Conservative Growth Fund

Variable Portfolio – U.S. Flexible Growth Fund

Variable Portfolio – U.S. Flexible Moderate Growth Fund

(each, a “CFVIT Fund,” and together, the “CFVIT Funds”)

COLUMBIA FUNDS VARIABLE SERIES TRUST II

Columbia Variable Portfolio – U.S. Equities Fund

Variable Portfolio – Columbia Wanger International Equities Fund

(each, a “CFVST II Fund,” and together, the “CFVST II Funds”)

(the CFVIT Funds and CFVST II Funds are collectively referred to as the “Funds” and each a “Fund”)

To be held on April 16, 2020

A Joint Special Meeting of Shareholders (the “Meeting”) of the Funds will be held at 225 Franklin Street, Boston, Massachusetts 02110 (31st Floor, Room 3100), at 10 a.m. (Eastern) on April 16, 2020. The Board of Trustees (each, a “Board,” and together, the “Boards”) of each of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Series Trust II (each, a “Trust,” and together, the “Trusts”) has approved the liquidation of certain Funds and the Board of Columbia Funds Variable Insurance Trust has nominated certain individuals for election to the Board. At the Meeting, shareholders will be asked to:

1.

For each of Columbia Variable Portfolio – Asset Allocation Fund, Columbia Variable Portfolio – Diversified Absolute Return Fund, CTIVP® – AQR Managed Futures Strategy Fund, Columbia Variable Portfolio – U.S. Equities Fund and Variable Portfolio – Columbia Wanger International Equities Fund (each, a “Liquidating Fund”), approve on behalf of the Liquidating Fund, a transaction that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of Columbia Funds Variable Series Trust II (the “Government MMF”), for shares of the Liquidating Fund held by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the “RiverSource Insurance Companies”) established to fund benefits under variable annuity contracts and variable insurance policies (each a “Contract”) (that is, a reinvestment of liquidation proceeds into the Government MMF).

2.	For the CFVIT Funds, to elect ten (10) nominees to the Board of the Trust.

3.	To transact such other business as may properly come before the Meeting.

Please take some time to read the enclosed Joint Proxy Statement. It discusses the proposal in more detail. If, as of the close of business on January 24, 2020, you were a shareholder of one or more of the Funds or held a variable annuity and/or variable insurance contract with Contract values allocated to one or more of the Funds, you

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may vote, or instruct the RiverSource Insurance Companies or other insurance companies through which your sub-accounts invests in a Fund (together with the RiverSource Insurance Companies, the “Participating Insurance Company”) how to vote, at the Meeting or at any adjournment of the Meeting on the proposal applicable to the relevant Fund. You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote (or instruct your Participating Insurance Company how to vote) by mail, telephone or Internet. Just follow the instructions on the enclosed Voting Instruction Card(s) or Proxy Card(s). If you have questions, please call the Fund’s proxy solicitor toll free at [            ]. It is important that you vote. The Boards unanimously recommend that you vote (or instruct your Participating Insurance Company to vote) FOR the liquidation proposal affecting your Fund (if applicable) and, for the CFVIT Funds, for the election of the trustee nominees.

By order of each Board of Trustees,

Ryan C. Larrenaga,

Secretary

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COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Asset Allocation Fund

Columbia Variable Portfolio – Contrarian Core Fund

Columbia Variable Portfolio – Diversified Absolute Return Fund

Columbia Variable Portfolio – Long Government/Credit Bond Fund

Columbia Variable Portfolio – Small Cap Value Fund

Columbia Variable Portfolio – Small Company Growth Fund

Columbia Variable Portfolio – Strategic Income Fund

CTIVP® – AQR Managed Futures Strategy Fund

CTIVP® – Lazard International Equity Advantage Fund

Variable Portfolio – Managed Risk Fund

Variable Portfolio – Managed Risk U.S. Fund

Variable Portfolio – Managed Volatility Conservative Fund

Variable Portfolio – Managed Volatility Conservative Growth Fund

Variable Portfolio – Managed Volatility Growth Fund

Variable Portfolio – U.S. Flexible Conservative Growth Fund

Variable Portfolio – U.S. Flexible Growth Fund

Variable Portfolio – U.S. Flexible Moderate Growth Fund

(each, a “CFVIT Fund,” and together, the “CFVIT Funds”)

COLUMBIA FUNDS VARIABLE SERIES TRUST II

Columbia Variable Portfolio – U.S. Equities Fund

Variable Portfolio – Columbia Wanger International Equities Fund

(each, a “CFVST II Fund,” and together, the “CFVST II Funds”)

(the CFVIT Funds and CFVST II Funds are collectively referred to as the “Funds” and each a “Fund”)

225 Franklin Street, Boston, Massachusetts 02110

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on April 16, 2020

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (each, a “Board,” and together, the “Boards”) of each of Columbia Funds Variable Insurance Trust (“CFVIT”) and Columbia Funds Variable Series Trust II (“CFVST II,” and together with CFVIT, the “Trusts” and each a “Trust”), relating to the joint special meeting of shareholders (the “Meeting”) of the funds listed above, that will be held at 225 Franklin Street, Boston, Massachusetts 02110 (31st Floor, Room 3100), at 10 a.m. (Eastern) on April 16, 2020 and any adjournments or postponements thereof. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about [        ], 2020. Each Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. A portion of each Fund is owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners” and Contract Owners holding Contracts with RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (together, the “RiverSource Insurance Companies”) are referred to herein as “RiverSource Contract Owners.” For simplicity, references to Fund shareholders include, as applicable, Contract Owners. The purpose of the Meeting is to ask shareholders to:

Matter	Affected Funds

1.  Approve a transaction (a “Transaction”) with respect to each Liquidating Fund (defined below) that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, a series of CFVST II (the “Government MMF”), for shares of that Liquidating Fund

Columbia Variable Portfolio – Asset Allocation Fund Columbia Variable Portfolio – Diversified Absolute Return Fund CTIVP® – AQR Managed Futures

Matter	Affected Funds
held by the RiverSource Insurance Companies on behalf of RiverSource Contract Owners (each a “Liquidation Proposal” and collectively, the “Liquidation Proposals”).	Strategy Fund Columbia Variable Portfolio – U.S. Equities Fund Variable Portfolio – Columbia Wanger International Equities Fund (each, a “Liquidating Fund,” and together, the “Liquidating Funds”)

2.  Elect ten trustees to the Board who have agreed to stand for election (the “Nominees”), each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.

All CFVIT Funds

The relevant Board unanimously recommends that affected shareholders vote FOR the Liquidation Proposal with respect to each Liquidating Fund (Proposal 1). The Board of CFVIT unanimously recommends that shareholders of each CFVIT Fund vote FOR the election of each Nominee (Proposal 2).

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

Shareholders or the persons named as their proxies may cast votes in their discretion on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. Not all proposals affect each Fund, and shareholders of a Fund will only be entitled to cast votes on those proposals affecting the Fund in which they are shareholders.

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card or Voting Instruction Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card or Voting Instruction Card without instructions, your votes will be cast FOR the approval of the proposals. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the proposals in the event that a quorum is not obtained and/or sufficient votes in favor of the proposals are not received.

Revocation of Proxies and Voting Instructions

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operations Department, 2950 Express Drive South, Suite 210, Islandia, New York 11749, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy.

If you execute, date and submit a Voting Instruction Card, you may revoke or change those voting instructions by (i) submitting written notice of revocation to your Participating Insurance Company, (ii) submitting a subsequently executed and dated Voting Instruction Card or (iii) submitting voting instructions by telephone or Internet at a later date. If you submit your voting instructions by telephone or through the Internet, you may revoke those voting instructions by submitting timely subsequent voting instructions by telephone or Internet, or by completing, signing and returning a Voting Instruction Card dated as of a date that is later than your last telephone or Internet voting instructions. If you intend to vote in person at the Meeting, please call Computershare Fund Services toll free at [                ].

Quorum and Methods of Tabulation

A quorum is required to take action on the proposals. For CFVIT Funds, thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. For CFVST II Funds, ten percent (10%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be considered a vote cast. Abstentions and broker non-votes will have the same effect as a vote against a Liquidation Proposal and will have no effect with respect to the election of trustee nominees. The Funds do not currently expect any broker non-votes because of the composition of the shareholders.

Representation at the Meeting by the Participating Insurance Companies or Columbia Funds (defined below) that hold shares of a Fund will be sufficient to constitute a quorum of shareholders for that Fund.

In the event that a quorum of shareholders of a Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of a proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of each Fund at the close of business on January 24, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Appendix B. Shareholders of the Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and each fractional dollar amount is entitled to a proportionate fractional vote.

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

Approval of the Liquidation Proposal for each Liquidating Fund (Proposal 1) requires the affirmative vote of a majority of the shares voted at the Meeting. All shares of a Fund vote together as a single class on Proposal 1.

Election of Trustees (Proposal 2) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of CFVIT. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum number of Trustees to be elected at the Meeting, which is ten. All shares of the Trust vote together as a single class on Proposal 2. If approved, Proposal 2 will become effective, and the Nominees will be seated, on [    ], 2020.

Voting Information

Separate accounts of Participating Insurance Companies established to fund benefits under variable annuity contracts and/or variable life insurance policies are shareholders of the Funds. The Participating Insurance Companies generally vote the shares of each Fund that are attributable to such separate accounts in accordance with timely instructions received from Contract Owners that have Contract values allocated to such separate accounts invested in shares of each Fund. A Participating Insurance Company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. The number of shares of each Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Contract on the Record Date.

If a voting instruction is not received from a Contract Owner, the Participating Insurance Companies will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to the applicable Proposal) as all shares for which voting instructions have been received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the Participating Insurance Companies will vote those shares FOR the approval of the proposal.

Other funds managed by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle” or the “Investment Manager”)) (the “Columbia Funds”) hold a significant percentage of certain Funds. The approximate percentage of shares of such Funds that are held by other Columbia Funds as of the Record Date is shown in the table below. These other Columbia Funds are expected to vote their Fund shares in the same proportion as the shares voted by the Participating Insurance Companies, although they may vote all their shares For or Against the proposals if their respective Board so determines.

Fund	Approximate Percentage of shares held by other Columbia Funds
Columbia Variable Portfolio – Contrarian Core Fund	[83]%
Columbia Variable Portfolio – Diversified Absolute Return Fund	[94]%
Columbia Variable Portfolio – Long Government/Credit Bond Fund	[82]%
Columbia Variable Portfolio – Small Cap Value Fund	[45]%
Columbia Variable Portfolio – Small Company Growth Fund	[84]%
Columbia Variable Portfolio – Strategic Income Fund	[42]%
CTIVP® – AQR Managed Futures Strategy Fund	[88]%
CTIVP® – Lazard International Equity Advantage Fund	[92]%
Columbia Variable Portfolio – U.S. Equities Fund	[82]%
Variable Portfolio – Columbia Wanger International Equities Fund	[65]%

As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes cast at the Meeting.

Additional information about each Fund is available in the Fund’s prospectus, statement of additional information and annual and semiannual reports to shareholders. Each Fund’s most recent annual and semiannual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 16, 2020

This Joint Proxy Statement and the Notice of Joint Special Meeting are available at [www.proxy-direct.com/col-31074].

PROPOSAL 1

Approve a Transaction to Substitute Shares of the Government MMF for Shares of the Liquidating Funds

(Liquidating Funds Only)

The shareholders of each Liquidating Fund are being asked to approve a Transaction that will result in the substitution of shares of the Government MMF for shares of that Liquidating Fund held by RiverSource Insurance Companies on behalf of RiverSource Contract Owners. In the Transaction, RiverSource Contract Owners of the Liquidating Fund will receive the corresponding share class of the Government MMF. The rationale for each Transaction is described below.

Shares of Columbia Variable Portfolio – Asset Allocation Fund and CTIVP® – AQR Managed Futures Strategy Fund are held by Participating Insurance Companies other than RiverSource Insurance Companies, on behalf of Contract Owners. Such Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Companies.

Each Board has unanimously approved a Plan of Liquidation with respect to each Liquidating Fund that it oversees pursuant to which each Liquidating Fund will be liquidated on or about April 24, 2020 (the “Liquidation Date”), at which time each Liquidating Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Liquidating Fund shares. In preparation for the liquidation, each Liquidating Fund’s portfolio securities and other assets will be sold and the Liquidating Fund will pay liabilities incurred or expected to be incurred at or prior to the Liquidation Date. At any time prior to the Liquidation Date, one or both of the Boards may postpone or abandon the relevant liquidations. Shareholders of the Liquidating Funds may redeem their investments in one or more of the Liquidating Funds at any time prior to the Liquidation Date.

Columbia Threadneedle, the Liquidating Funds’ investment manager, recommended that each Board approve the liquidation of each relevant Liquidating Fund based on each Liquidating Fund’s relatively low level of net assets and Columbia Threadneedle’s expectation that each Liquidating Fund is unlikely to attract sufficient assets in the near term to ensure its continued economic viability, among other factors. Columbia Threadneedle advised each Board that (i) each relevant Liquidating Fund’s net assets were unlikely to increase in any meaningful way; and (ii) each Liquidating Fund’s small size limited its ability to attract sufficient assets in the near term to ensure its continued economic viability. Based on this recommendation, each Board determined that it was in the best interests of each Liquidating Fund that it oversees to liquidate and terminate the Liquidating Fund.

With respect to each Transaction, if approved, the RiverSource Insurance Companies, as shareholders of the relevant Liquidating Fund on behalf of Contract Owners, have stated an intention to reinvest the liquidation proceeds in the Government MMF, a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. The Government MMF invests at least 99.5% of its assets in United States government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. Although the Government MMF seeks to preserve the value of shareholders’ investment at $1.00 per share, it cannot guarantee it will do so. For more information about the Government MMF, including its principal investment strategies, principal risks and expense information, see Appendix A to this Joint Proxy Statement. The investment objective, investment strategies and risks of the Government MMF differ materially from those of each Liquidating Fund. The Government MMF invests principally in government securities eligible for money market funds and, as result, the Government MMF has a materially different risk profile and performance history than each Liquidating Fund. If the Transaction is not approved, Columbia Threadneedle or, if applicable, sub-advisers would continue to manage each Liquidating Fund based on its stated investment objective and principal investment strategies. As discussed above, each Board, based on a recommendation from Columbia Threadneedle, believes it is in the best interests of each Liquidating Fund that it oversees to liquidate and terminate the Liquidating Fund.

This reinvestment of liquidation proceeds in the Government MMF may constitute a substitution of securities under Section 26(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). The substitution will take place at net asset value with no change in the amount of any Contract Owner’s accumulated value or in the dollar value of his or her investment in the relevant sub-account. Under SEC guidance, a substitution order is not required if contract owners approve the substitution and certain other conditions are satisfied. The Liquidating Funds are soliciting shareholder approval to satisfy this requirement. Shareholder approval of the liquidation would not otherwise be required under the 1940 Act or the organizational instruments of the Trusts.

RiverSource Contract Owners who have allocated Contract values to a Liquidating Fund may reallocate such Contract values to another fund available under their Contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their Participating Insurance Companies.

Required Vote and Recommendation

Approval of Proposal 1 requires the affirmative vote of a majority of the shares voted at the Meeting.

Proposal 1 is not contingent upon the approval of any other proposal. Further, the Liquidation Proposal for one Liquidating Fund is not contingent upon approval of the Liquidation Proposal of another Liquidating Fund. Therefore, with respect to Proposal 1, shareholders will vote on a Fund-by-Fund basis and, as a result, depending on the final vote count, it is possible that some Liquidating Funds will liquidate while others may not.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE (OR INSTRUCT YOUR

PARTICIPATING INSURANCE COMPANY TO VOTE) FOR PROPOSAL 1.

PROPOSAL 2

Election of Trustees

(All CFVIT Funds)

At the Meeting, shareholders of all CFVIT Funds will be asked to elect ten Nominees to constitute the Board of CFVIT. For purposes of this Proposal 2 only, all references to the “Board,” “Trustees,” “Independent Trustees,” or “Trust” refer solely to CFVIT (i.e. not CFVST II) and “Fund” or “Funds” refer solely to the CFVIT Funds.

The Board is responsible for overseeing the management of the Trust. If elected to the Board, each Nominee shall hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor. Each Nominee (with the exception of Christopher O. Petersen) currently serves as a Trustee or a Consultant to the Trustees (defined below).

The 1940 Act and rules adopted thereunder contain provisions requiring that certain percentages of a mutual fund’s Board consist of individuals who are independent of the mutual fund or its adviser within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Current regulations applicable to the Funds require that a majority of the Trust’s Board consist of Independent Trustees. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Funds, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Nominees”). The Independent Nominees are Janet L. Carrig, Kevin Connaughton, Olive Darragh, Douglas A. Hacker, Nancy T. Lukitsh, David M. Moffett, John J. Neuhauser, Patrick J. Simpson and Natalie A. Trunow.

Mses. Darragh and Trunow and Mr. Connaughton currently serve as consultants to the Independent Trustees (the “Consultants to the Independent Trustees” or “Consultants”), who each participate in Board and Committee meetings but do not have the right to vote on matters before the Trustees. If elected, the Consultants to the Independent Trustees will serve as Independent Trustees.

Christopher O. Petersen (the “Interested Nominee”) has been nominated to serve as a Trustee and will be treated as an “interested person” of the Funds due to his positions with Columbia Threadneedle and Ameriprise Financial, Inc. Upon the election and seating of Mr. Petersen, William F. Truscott, who is currently treated as an “interested person” of the Funds will resign from the Board.

At a meeting held on December 10, 2019, the Governance Committee (by action of its members who are Independent Trustees) nominated the Independent Nominees and the Interested Nominee. In addition, at a meeting held on December 11, 2019, the Independent Trustees received, accepted and endorsed the nominations presented by the Governance Committee and voted to present each of the Independent Nominees and the Interested Nominee to shareholders for election as Trustees. The Board currently has no reason to believe that any Nominee will become unable to serve or for good cause will not serve as a Trustee, but if that should occur before the Meeting, the proxies may be voted for such other Nominees as the Trust’s present Governance Committee and/or the Board may select.

If the Nominees are elected by shareholders, at least 75% of the Trustees will continue to be Independent Trustees. Under the Trust’s current retirement policy, each Trustee serves until December 31 of the year such Trustee turns seventy-five (75), unless such service is extended by the Board.

Information Regarding the Nominees

Background information regarding each of the Nominees follows.

Independent Trustees/Nominees for Election as Trustees(*)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Independent Trustees/Nominees

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007 - October 2018	71	Director, EQT Corporation (natural gas producer)	Compliance, Product and Distribution, Governance, Investment Oversight Committee #2

J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010 - February 2015; President, Columbia Funds, 2009 - 2015; and senior officer of Columbia Funds and affiliated funds, 2003 - 2015	71	Director, The Autism Project since March 2015; Investment Committee, St. Michael’s College since November 2015; Trustee, St. Michael’s College since June 2017; former Trustee, New Century Portfolios, March 2015 - December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 - December 2017	Product and Distribution, Advisory Fees & Expenses, Audit, Investment Oversight Committee #2

Olive Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent	71	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation	Product and Distribution, Advisory Fees & Expenses, Audit, Compliance, Investment Oversight Committee #1 and #3

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
		identification platform) since 2004; Partner, Tudor Investments, 2004 - 2010; Senior Partner, McKinsey & Company, 2001 - 2004

Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001 - December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999 - September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005 - 2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010 - 2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014 - 2019	Audit, Governance, Investment Oversight Committee #1 and #3

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997 - 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 - 2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997 - 2010	71	None	Advisory Fees & Expenses, Governance, Product and Distribution, Investment Oversight Committee #2

David M. Moffett c/o Columbia Management Investment Advisers,	Trustee 2011	Retired; Consultant to Bridgewater Associates, LP	71	Director, CSX Corporation (transportation suppliers); Director,	Compliance, Audit, Investment

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952				Genworth Financial, Inc. (financial and insurance products and services); Director, Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007- 2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010 - 2016	Oversight Committee #1

John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007 - June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999 - October 2005; University Professor, Boston College, November 2005 - August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)	Advisory Fees & Expenses, Product and Distribution, Investment Oversight Committee #2

Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018 - July 2019	Advisory Fees & Expenses, Audit, Governance, Investment Oversight Committee #1

Natalie A. Trunow c/o Columbia Management	Independent Trustee	Independent Trustee Consultant, Columbia Funds	71	Director, Health Services for Children with Special Needs,	Product and Distribution, Advisory Fees

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Consultant 2016	since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016 - September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997 - August 2008		Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)	& Expenses, Compliance, Investment Oversight Committee #1
71

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Interested Trustee/Interested Nominee(**)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013	None

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Christopher O. Petersen c/o Columbia Threadneedle 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President (since 2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 – December 2014); officer of Columbia Funds and affiliated funds since 2007.	N/A	None	N/A

(*)	Information as of December 31, 2019.
(**)	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial, Inc.

Current Status of Trustees/Nominees

Ms. Carrig, Dr. Neuhauser and Messrs. Hacker and Simpson were elected by shareholders to be Trustees most recently in 2010. Ms. Lukitsh and Mr. Moffett were appointed by the Board as Trustees in 2011. Mr. Truscott was appointed by the Board as a Trustee in 2012. Mr. Connaughton and Ms. Trunow were appointed by the Board as Consultants to the Independent Trustees in 2016. Ms. Darragh was appointed by the Board as a Consultant to the Independent Trustees in 2019.

Together, such Trustees and Consultants to the Independent Trustees and the Interested Nominee comprise all Nominees for election to the Board and, except for Mr. Truscott, are standing for election at the Meeting and have agreed to continue to serve if elected. Mr. Truscott will retire from the Fund Board in 2020 upon election and qualification of the Nominees, although he will remain a Senior Vice President of the Trusts and his position with the Investment Manager remains unaffected. Additionally, the Board has approved the continued service of Dr. Neuhauser and Mr. Simpson on the Board until December 31, 2020, and if re-elected, each is expected to serve until that date, unless the Board determines to extend their service.

Trustee/Nominee Biographical Information and Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual serving or nominated to serve as a Trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees/Nominees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee/Nominee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Funds, were a significant factor in the determination that, in light of the business and structure of the Trust, the individual should serve as a Trustee. Following is a summary of each Trustee/Nominee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Trustee:

Janet Langford Carrig — Ms. Carrig was Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and at Zelle, Hoffman, Voelbel, Mason and Gette. Ms. Carrig has previously served on the board of directors for a public company and various industry groups and non-profit organizations.

J. Kevin Connaughton — Mr. Connaughton has significant executive and board experience with financial services and investment companies. Mr. Connaughton served as a senior officer of certain Columbia funds from 2003 through 2015. He served as the managing director and general manager of mutual fund products for the Investment Manager from 2010 through 2015. Mr. Connaughton currently serves on the Board of Directors of two not for profit entities, and the investment committee for a small college endowment. He has previously served on the Board of Directors of a separate fund group, the Transfer Agent, and two offshore groups of funds managed by the Investment Manager and/or affiliates. Mr. Connaughton also serves as an adjunct professor of Finance at Bentley University.

Olive Darragh — Ms. Darragh has extensive experience in the investment management industry. She currently serves as Managing Director of Darragh Inc., a strategy and talent management consulting firm that works with investment organizations. Previously, Ms. Darragh was a Partner at Tudor Investments responsible for Strategy and Talent Management. Prior to that, she was a Senior Partner at McKinsey & Company, where she co-founded and led the firm’s global Investment Management practice. Ms. Darragh has experience serving on other boards of directors and is a Certified Public Accountant. Ms. Darragh also founded and runs Zolio Inc., an investment management talent identification platform and is a visiting professor at the University of Edinburgh Business School.

Douglas A. Hacker — Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

Nancy T. Lukitsh — Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.

David M. Moffett — Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim chief executive officer and the board of directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.

John J. Neuhauser — Dr. Neuhauser is an experienced investment company trustee, having served on the Board since 1985 and on the boards of other investment companies. In addition to his board experience, Dr. Neuhauser has extensive executive experience. He was previously the President of Saint Michael’s College and has served in a variety of other leadership roles in higher education.

Christopher O. Petersen — Mr. Petersen has significant experience with financial services and investment companies. Mr. Petersen has served as President of the Columbia Funds since 2015 and as an officer of the Columbia Funds and affiliated funds since 2007. He serves as Vice President and Lead Chief Counsel of Ameriprise Financial, Inc., the parent company of the Investment Manager. In these capacities, he supports the management of the business and legal affairs of the Columbia Funds.

Patrick J. Simpson — Mr. Simpson is of counsel and formerly a partner in the Portland, Oregon office of Perkins Coie LLP, an international law firm. Mr. Simpson’s practice has included such relevant areas as corporate governance, corporate finance and securities law compliance for private and public companies.

Natalie A. Trunow — Ms. Trunow has extensive executive experience in financial services and with investment companies, including service as Chief Executive Officer at Millennial Portfolio Solutions LLC (asset management and consulting services), as Director of Investments at Casey Family Programs Foundation, as Senior Vice President and Chief Investment Officer at Calvert Investments, and as Section Head and Portfolio Manager responsible for alternative and traditional funds at General Motors Asset Management. Ms. Trunow’s responsibilities as Senior Vice President and Chief Investment officer at Calvert Investments included oversight responsibilities for public and private equity investments, in-house and sub-advised funds, asset allocation funds, balanced funds, and volatility-managed funds, and investing portfolios. Ms. Trunow also currently serves on the board of non-profit organizations.

William F. Truscott — Mr. Truscott has significant executive and board experience with financial services and investment companies. Mr. Truscott has served on the Board of Trustees of certain Columbia funds since 2001. He has served as chairman of the board of the Investment Manager since May 2010 and since February 2012 has served as its president. From 2001 to April 2010, Mr. Truscott served as the president, chairman of the board and chief investment officer of the Investment Manager. He has served as director of the Distributor since May 2010 and since February 2012 has served as its chief executive officer. From 2008 to April 2010, Mr. Truscott served as chairman of the board and chief executive officer of the Distributor.

Committees of the Board

For purposes of this section, the term Independent Trustees includes Mr. Connaughton and Mses. Darragh and Trunow, as Consultants to the Independent Trustees.

The Board has organized the following standing committees to facilitate its work: the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee, the Investment Oversight Committees and the Product and Distribution Committee. These Committees are comprised solely of Independent Trustees. The table above providing background on each Trustee also includes their respective committee assignments. The duties of these committees are described below.

Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for Independent Trustee positions and for appointments to various committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities, and reviewing and making recommendations to the Board regarding the compensation of the Independent Trustees.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that, as applicable, such recommendations are submitted by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds, including ETFs, are not required to hold annual shareholder meetings) and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of Douglas A. Hacker, Chair of the Board, Columbia Funds Complex, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to serve as an Independent Trustee, if applicable. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Trust is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Trustees. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The Governance Committee also considers whether a prospective candidate’s workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Governance Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee members would be arranged. If a Governance Committee member, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee members for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. To assist with the identification and vetting of potential trustee nominees, the Governance Committee has engaged the services of third party recruiting firms.

The Governance Committee has a charter, which is provided in Appendix C. The Governance Committee’s charter is not available on the Funds’ website. The Governance Committee held four meetings during the fiscal year ended December 31, 2019.

Compliance Committee. The Compliance Committee’s functions include, among other things, monitoring, supervising and assessing the performance of the Funds’ Chief Compliance Officer and reviewing his compensation, reviewing periodically and recommending changes to the codes of ethics and compliance policies of the Funds and its service providers, and reviewing each Fund’s portfolio execution. The Compliance Committee held four meetings during the fiscal year ended December 31, 2019.

Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts or fee proposals that may be referred to the Advisory Fees & Expenses Committee by the Board. The committee held five meetings during the fiscal year ended December 31, 2019.

Investment Oversight Committee. Each Independent Trustee also serves on an Investment Oversight Committee (each, an “IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds overseen by the Board and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. During the fiscal year ended December 31, 2019,IOC 1 and IOC 2 held four meetings and IOC 3 held one meeting.

Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. The Audit Committee is comprised entirely of Independent Trustees. The Board has adopted a written charter for the Audit Committee. The Audit Committee held four meetings during the fiscal year ended December 31, 2019.

Product and Distribution Committee. The Product and Distribution Committee’s functions include, among other things, reviewing such matters relating to the marketing of the Funds and the distribution of the Fund’s shares, including matters relating to the design and positioning of Funds, marketing and distribution strategies for the Funds and the effectiveness and competitiveness of such strategies, as the Committee may deem appropriate. The Product and Distribution Committee held four meetings during the fiscal year ended December 31, 2019.

Trustee Meeting Attendance

The Board held six meetings during the fiscal year ended December 31, 2019. During the last fiscal year, each Nominee attended 75% or more of the Board meetings and the committee meetings (if a member thereof) held during the period. The Trust does not have a formal policy on Trustee attendance at Board and committee meetings. The Trust does not hold annual shareholders meetings and therefore the Board does not have a policy with regard to Trustee attendance at such meetings.

Beneficial Ownership of Shares of Each Fund

Appendix D to this Joint Proxy Statement provides information, as of December 31, 2019, about the beneficial ownership by the Trustees/Nominees of equity securities of each Fund.

Remuneration for Trustees and Officers

No Trustee/Nominee, other than Messrs. Truscott and Petersen, is an employee of Columbia Threadneedle or its affiliates. Each Independent Trustee receives an annual retainer fee of $190,000. The Board chair, the Audit Committee chair, Compliance Committee chair, Product and Distribution Committee chair, Advisory Fees & Expenses Committee chair and Governance Committee chair receive an additional annual retainer of $135,000, $25,000, $20,000, $20,000, $25,000 and $15,000, respectively. Each Independent Trustee also receives a fee for each Board or committee meeting attended. Independent Trustees receive a fee of $15,000 per meeting for attending an in-person or telephone Board meeting, a fee of $2,500 per meeting for attending an in-person or telephone committee meeting. Independent Trustees also are reimbursed for the expenses of attending meetings. Compensation for Consultants to the Independent Trustees is fixed at $295,000 per year. Independent Trustees may also be compensated up to $5,000 per day for participation in special activities on behalf of the Trusts if approved by the Governance Committee or the Board. Mr. Truscott receives no compensation for his service as a Trustee.

Under the terms of the Deferred Fee Agreement (the “Deferred Compensation Plan”), each eligible Independent Trustee or Consultant to the Independent Trustees may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as an Independent Trustee for that calendar year (expressly, an Independent Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by an Independent Trustee or Consultant are credited to a book reserve account (the “Deferral Account”) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Independent Trustee or Consultant (with accruals to the Deferral Account beginning at such time as an Independent Trustee’s or Consultant’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Independent Trustee or Consultant under the Deferred Compensation Plan). Independent Trustees or Consultants may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from an Independent Trustee’s or Consultant’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as an Independent Trustee or Consultant may qualify to receive such payments. If a deferring Independent Trustee or Consultant dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Independent Trustee or Consultant himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Independent Trustee or Consultant has the status of a general unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

Total fees paid by each Fund to the current Independent Trustees and Consultants to the Independent Trustees for the Fund’s last fiscal year are outlined in Appendix E to this Joint Proxy Statement.

Columbia pays all salaries of officers of the Trust, except for the Fund’s Chief Compliance Officer, a portion of whose salary is paid by the Trust.

Executive Officers of the Funds

Information about the executive officers of the Funds is included in Appendix F to this Joint Proxy Statement.

Independent Registered Public Accounting Firm

The Board, including the Independent Trustees, has selected PricewaterhouseCoopers LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, to act as the independent registered public accounting firm to audit the books and records of the Trust for the current fiscal year. The Board has selected PwC as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for their respective fiscal years.

Additional information regarding fees paid during the previous two fiscal years to PwC and the Audit Committee pre-approval policies and procedures is contained in Appendix G.

Required Vote and Recommendation

Election of Trustees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust, at which a quorum is present or represented by proxy.

This Proposal 2 is not contingent on the approval of any other proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE

ELECTION OF ALL NOMINEES.

OTHER INFORMATION (ALL PROPOSALS)

Columbia Threadneedle, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager of each Fund, the Government MMF, and the other Columbia Funds that invest in the Funds. Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of each Fund, the Government MMF, and the investing Columbia Funds. Columbia Threadneedle and Columbia Management Investment Distributors, Inc. are subsidiaries of Ameriprise Financial, Inc. and are affiliated with the RiverSource Insurance Companies.

Other Matters to Come Before the Meeting

Columbia Threadneedle does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual Trustee must send written communications to the applicable Trust, c/o the Secretary, 225 Franklin Street, Boston, Massachusetts 02110, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Proposals of Shareholders

The Trusts do not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable by the relevant Board. Because the Trusts do not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the applicable Trust, including submitting nominees for election as Trustees, should send their written proposals to the applicable Trust (c/o the Secretary), 225 Franklin Street, Boston, Massachusetts 02110. Proposals must be received in a reasonable time before the Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

Appendix B to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of each Fund as of January 24, 2020. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. Columbia Funds managed by Columbia Threadneedle may be presumed under securities laws to control a Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. [The Trustees and officers of CFVIT, in the aggregate, owned less than 1% of each class of each CFVIT Fund’s outstanding shares as of January 24, 2020, and the Trustees and officers of CFVST II, in the aggregate, owned less than 1% of each class of each CFVST II Fund’s outstanding shares as of January 24, 2020].

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting with regard to the Liquidation Proposals, including preparation, filing, printing, mailing and solicitation expenses, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Threadneedle. The CFVIT Funds will bear the costs associated with preparing, printing and mailing costs of the proxy in connection with the election of Trustees, pro rata based on the number of shareholder accounts.

In addition to the use of the mail, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trusts, Columbia Threadneedle, Columbia Management

Investment Distributors, Inc. and the Funds’ transfer agent, Columbia Management Investment Services Corp. Computershare Fund Services will provide shareholder meeting services and to assist in soliciting and tracking votes. The cost for such services are expected to be approximately $[    ]. The agreement with Computershare provides for indemnification of Computershare in certain circumstances, includes typical representations and warranties, sets forth service level standards and requires Computershare to keep certain information confidential.

Fiscal Year

Each Fund has a fiscal year end of December 31.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of each Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card or Voting Instruction Card, as applicable, for each Contract. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by calling [                ] or writing to the relevant Fund at the following address: 225 Franklin Street, Boston, Massachusetts 02110, Attention: Secretary. Copies of this Joint Proxy Statement and the accompanying Notice of Joint Special Meeting are also available at [www.proxy-direct.com/col-31074].

Shareholder Reports

Each Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report on request. Additional copies of any of these documents are available by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of each Board of Trustees,

Ryan C. Larrenaga, Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card or Voting Instruction Card, by calling the toll-free number listed on the enclosed Proxy Card or Voting Instruction Card, or by mailing the enclosed Proxy Card or Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card or Voting Instruction Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A

Information on Columbia Variable Portfolio — Government Money Market Fund

The following is a brief description of Columbia Variable Portfolio – Government Money Market Fund (for purposes of the balance of this Appendix A, referred to as the “Government MMF” or “the Fund”), including its investment objective, fees and expenses, principal investment strategies and principal risks. The fees and expenses, principal investment strategies and principal risks of the fund, which are taken from its prospectus dated May 1, 2019, may change from time to time. More recent fee and expense information may be found in the Fund’s semi-annual report to shareholders for the period ended June 30, 2019. In addition, the Fund’s annual report to shareholders for the period ended December 31, 2019 will be available near the end of February 2020. For a copy of the Fund’s prospectus and Statement of Additional Information, which contains additional information about the Fund, or the Fund’s most recent shareholder report, contact your Participating Insurance Company or Columbia Funds by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. These documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov. This Appendix A does not constitute an offer to buy or sell shares of the Government MMF.

All references below to “Contract” refer to variable annuity contracts and/or variable life insurance policies issued by participating insurance companies. All references below to “Qualified Plan” refer to qualified pension or retirement plans. All references below to “the Investment Manager” refer to Columbia Management Investment Advisers, LLC, which is the investment manager of the Government MMF.

Investment Objective

Columbia Variable Portfolio – Government Money Market Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay as an investor in the Government MMF. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher. The Fund’s annual operating expenses, as presented below, generally are based on expenses incurred during the Fund’s fiscal year ended December 31, 2018. No adjustments have been made to reflect any changes, such as changes in the Fund’s net assets. For the 6-month period ended June 30, 2019, the Fund reported a total gross expense ratio to average net assets of 0.33% for Class 1 shares, 0.58% for Class 2 shares, and 0.46% for Class 3 shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management fees	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.13%
Other expenses	0.08%	0.08%	0.08%
Total annual Fund operating expenses	0.47%	0.72%	0.60%
Less: Fee waivers and/or expense reimbursements(a)	0.07%	0.07%	0.07%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.40%	0.65%	0.53%

(a)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.40% for Class 1, 0.65% for Class 2 and 0.525% for Class 3.

Example

The following example is intended to help you compare the cost of investing in the Government MMF with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

•	your investment has a 5% return each year, and

•

the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. If the expense ratio reported for the 6-month period ended June 30, 2017 had been assumed, the expense examples would be higher.

The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$41	$144	$256	$585
Class 2 (whether or not shares are redeemed)	$66	$223	$394	$888
Class 3 (whether or not shares are redeemed)	$54	$185	$328	$743

Principal Investment Strategies

The Government MMF invests at least 99.5% of its total assets in government securities, cash and/or repurchase agreements collateralized solely by government securities or cash. For purposes of this policy, “government securities” are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

The Government MMF typically invests in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Fund may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed delivery or forward commitment basis (including U.S. Treasury floating rate notes). The Fund invests in a portfolio of securities maturing in 397 days or less (as maturity is calculated by U.S. Securities and Exchange Commission (SEC) rules governing the operation of money market funds) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The securities purchased by the Government MMF are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act), and other rules of the SEC. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in government securities and/or repurchase securities that are collateralized by government securities. The Fund will only purchase government securities, cash, repurchase agreements collateralized solely by government securities or cash, and up to 0.5% of the Fund’s total assets may be invested in other securities that present minimal credit risk as determined by Columbia Management Investment Advisers, LLC, the Fund’s investment manager (the Investment Manager), pursuant to guidelines approved by the Fund’s Board of Trustees.

The Board of Trustees of the Fund has determined that the Fund will not be subject to liquidity fees and redemption gates at this time.

In pursuit of the Fund’s objective, the Investment Manager observes the macro environment to set a framework for portfolio construction, including looking for positive and negative trends in the economy and market. In evaluating whether to purchase a security, the Investment Manager:

•	Considers opportunities and risks given current interest rates and anticipated interest rates.

•	Purchases securities based on the timing of cash flows in and out of the Fund.

•	Considers the impact of the purchase on the Fund’s average maturity and duration.

•	Considers a security’s yield, relative value and credit characteristics.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:

•	The issuer’s fundamentals are deteriorating.

•	Political, economic, or other events could affect the issuer’s performance.

•	The Investment Manager believes that it has identified a more attractive opportunity.

•	The issuer or the security no longer meets the security selection criteria described above.

The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

Principal Risks

An investment in the Fund involves risks, including Money Market Fund Risk, Interest Rate Risk, and Credit Risk. Descriptions of these and other principle risks of investing in the Fund are provided below.

You could lose money by investing in the Government MMF. Although the Fund seeks to preserve the net asset value (NAV) of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor or any person will provide financial support to the Fund at any time.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform other funds with similar investment objectives and/or strategies.

Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

Credit Risk. Credit risk is the risk that the value of a security or instrument in the Fund’s portfolio may or will decline in price if the issuer fails to pay interest or repay principal when due. The value of debt instruments may decline if the issuer of the instrument defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or general economic conditions. Debt instruments backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt instruments are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. If the Fund purchases unrated debt instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Under certain circumstances, the yield decline could cause the Fund’s net yield to be negative (such as when Fund expenses exceed income levels). Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Market Risk. The market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. The value of Fund investments may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., unfavorable news), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the investments the Fund holds can be affected by changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates and the liquidity of these investments, among other factors.

Money Market Fund Risk. Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the NAVs of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such NAVs to lose money from their original investment.

At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the NAV of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the NAV of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the NAV of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant NAV of $1.00 per share.

Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same return it is currently earning.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

When-Issued, Delayed Settlement and Forward Commitment Transactions, Including U.S. Treasury Floating Rate Notes Risk. When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. Such transactions include floating rate obligations issued by the U.S. Treasury. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. The supply of floating rate notes issued by the U.S. Treasury will be limited. There is no guarantee or assurance that: the Fund will be able to invest in a desired amount of floating rate notes or be able to buy floating rate notes at a desirable price; floating rate notes will continue to be issued by the U.S. Treasury; or floating rate notes will be actively traded. Any or all of the foregoing, should they occur, would negatively impact the Fund.

APPENDIX B

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below.

Fund	Class 1		Class 2		Total
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Asset Allocation Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Contrarian Core Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Diversified Absolute Return Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Long Government/Credit Bond Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Small Cap Value Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Small Company Growth Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Strategic Income Fund	[_____	]	[_____	]	[_____	]
CTIVP® – AQR Managed Futures Strategy Fund	[_____	]	[_____	]	[_____	]
CTIVP® – Lazard International Equity Advantage Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Risk Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Risk U.S. Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Volatility Conservative Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Volatility Conservative Growth Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Volatility Growth Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – U.S. Flexible Conservative Growth Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – U.S. Flexible Growth Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – U.S. Flexible Moderate Growth Fund	[_____	]	[_____	]	[_____	]
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – U.S. Equities Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Columbia Wanger International Equities Fund	[_____	]	[_____	]	[_____	]

Number of Votes to which each Class is Entitled

As of the Record Date, each class of each Fund is entitled to the following number of votes:

Fund	Class 1		Class 2		Total
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Asset Allocation Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Contrarian Core Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Diversified Absolute Return Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Long Government/Credit Bond Fund	[_____	]	[_____	]	[_____	]

B-1

Fund	Class 1		Class 2		Total
Columbia Variable Portfolio – Small Cap Value Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Small Company Growth Fund	[_____	]	[_____	]	[_____	]
Columbia Variable Portfolio – Strategic Income Fund	[_____	]	[_____	]	[_____	]
CTIVP® – AQR Managed Futures Strategy Fund	[_____	]	[_____	]	[_____	]
CTIVP® – Lazard International Equity Advantage Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Risk Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Risk U.S. Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Volatility Conservative Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Volatility Conservative Growth Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Managed Volatility Growth Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – U.S. Flexible Conservative Growth Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – U.S. Flexible Growth Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – U.S. Flexible Moderate Growth Fund	[_____	]	[_____	]	[_____	]
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – U.S. Equities Fund	[_____	]	[_____	]	[_____	]
Variable Portfolio – Columbia Wanger International Equities Fund	[_____	]	[_____	]	[_____	]

Principal Holders and Control Persons

As of the Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trusts to own beneficially 5% or more of any class of each Fund’s outstanding shares) and each investor who owned 25% or more of each Fund’s shares (all share classes taken together) is listed below. Investors who own more than 25% of a Fund’s shares may be presumed under securities laws to control the Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote.

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
[ ]	[ ]	[ ]	[ ]	[ ]

B-2

APPENDIX C

CFVIT Governance Committee Charter

1.

The Governance Committee (the “Committee”) of the funds supervised by the Columbia Atlantic Board (the “Funds”) shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds’ investment adviser, sub-advisers or principal underwriter.

2.	The functions of the Committee are:

(a)	To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

(b)	To review periodically Board governance practices and procedures and to recommend to the Board any changes it may deem appropriate;

(c)	To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

(d)	To review committee chair assignments and committee assignments on an annual basis;

(e)

To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

(f)	To plan and administer the Board’s annual self-evaluation process;

(g)	To consider the structure, operations and effectiveness of the Committee annually;

(h)

To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to supervise such counsel; and

(i)	To determine the allocation of responsibility for oversight of the Funds among the various Investment Oversight Committees.

3.	The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee’s meetings.

4.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5.	The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

C-1

APPENDIX D

Share Ownership of Trustees/Nominees (CFVIT Only)

Beneficial Ownership of Equity Securities by the Trustees and Nominees in the Funds and in Family of Investment Companies

The following table sets forth, for each Trustee/Nominee, the aggregate dollar range of shares owned by the Trustees/Nominees as of December 31, 2019 in the Funds’ “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a- 101 under the Exchange Act). The tables only include ownership of Columbia Funds overseen by the Trustees; Trustees may own shares of other Columbia Funds they do not oversee. As of December 31, 2019, none of the Trustee/Nominees had an interest in shares of the CFVIT Funds.

Independent Trustees
Janet L. Carrig	Over $	100,000	(a)
Douglas A. Hacker	Over $	100,000
Nancy T. Lukitsh	Over $	100,000
David Moffett	Over $	100,000	(a)
John J. Neuhauser	Over $	100,000
Patrick J. Simpson	Over $	100,000	(a)
Consultants to the Trustees
J. Kevin Connaughton	Over $	100,000
Olive Darragh		[ ]
Natalie A. Trunow		[ ]	(a)
Interested Trustee
William F. Truscott	Over $	100,000
Interested Trustee Nominee
Christopher O. Petersen		[ ]

(a)

Includes the value of compensation payable under a deferred compensation plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Board as specified by the Trustee or consultant.

D-1

APPENDIX E

Trustee Compensation (CFVIT Only)

Compensation Paid to Independent Trustees and Consultants to the Independent Trustees

Total Trustees’ and consultant fees paid by each Fund to the Trustees and Consultants to the Independent Trustees are listed below for the Fund’s last fiscal year. No Trustee (or Consultant to the Trustees) listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All Trustees (or Consultants to the Independent Trustees) receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Name	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(a)	Amount Deferred from Total Compensation(b)
Trustee
Janet L. Carrig	$301,000	$301,000
Douglas A. Hacker	$416,000	$0
Nancy T. Lukitsh	$318,500	$0
David M. Moffett	$303,500	$303,500
John J. Neuhauser	$304,000	$0
Patrick J. Simpson	$313,500	$128,500
Anne-Lee Verville(c)	$296,500	$0
Consultant
J. Kevin Connaughton	$287,500	$0
Olive Darragh(d)	$156,333	$0
Natalie Trunow	$287,500	$175,000

(a)	Includes any portion of cash compensation Trustees or Consultants elected to defer during the period.
(b)

The Trustees may elect to defer a portion of the total cash compensation payable. Additional information regarding the Deferred Fee Agreement is described below. As of December 31, 2019, the value of Ms. Carrig’s account under the deferred compensation plan was $[    ], the value of Mr. Moffett’s account under the plan was $[    ], the value of Mr. Simpson’s account under the plan was $[        ] and the value of Ms. Trunow’s account under the plan was $[        ].

(c)	Ms. Verville served as Trustee until her retirement on December 11, 2019.
(d)	Ms. Darragh was appointed consultant to the Independent Trustees effective June 10, 2019, and as such has no compensation prior to such date.

Compensation by Fund

Fund	Independent Trustees							Consultants to Independent Trustees
	Janet L. Carrig	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Anne-Lee Verville(a)	J. Kevin Connaughton	Olive Darragh(b)	Natalie Trunow
Columbia Variable Portfolio – Asset Allocation Fund	$1,563	$2,165	$1,655	$1,576	$1,579	$1,629	$1,540	$1,504	$814	$1,504

Fund	Independent Trustees							Consultants to Independent Trustees
	Janet L. Carrig	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Anne-Lee Verville(a)	J. Kevin Connaughton	Olive Darragh(b)	Natalie Trunow
Amount Deferred(c)	$1,563	$0	$0	$1,576	$0	$661	$0	$0	$0	$916
Columbia Variable Portfolio – Contrarian Core Fund	$4,389	$6,093	$4,649	$4,428	$4,436	$4,575	$4,325	$4,250	$2,271	$4,250
Amount Deferred(c)	$4,389	$0	$0	$4,428	$0	$1,838	$0	$0	$0	$2,588
Columbia Variable Portfolio – Diversified Absolute Return Fund	$1,944	$2,695	$2,058	$1,961	$1,964	$2,026	$1,915	$1,874	$1,010	$1,874
Amount Deferred(c)	$1,944	$0	$0	$1,961	$0	$819	$0	$0	$0	$1,141
Columbia Variable Portfolio – Long Government/Credit Bond Fund	$4,385	$6,069	$4,641	$4,422	$4,429	$4,568	$4,320	$4,209	$2,313	$4,209
Amount Deferred(c)	$4,385	$0	$0	$4,422	$0	$1,860	$0	$0	$0	$2,562
Columbia Variable Portfolio – Small Cap Value Fund	$2,133	$2,934	$2,255	$2,148	$2,151	$2,220	$2,098	$2,008	$1,088	$2,008
Amount Deferred(c)	$2,133	$0	$0	$2,148	$0	$927	$0	$0	$0	$1,223
Columbia Variable Portfolio – Small Company Growth Fund	$1,571	$2,152	$1,660	$1,581	$1,583	$1,634	$1,545	$1,463	$804	$1,463
Amount Deferred(c)	$1,571	$0	$0	$1,581	$0	$693	$0	$0	$0	$891
Columbia Variable Portfolio – Strategic Income Fund	1,796	2,486	1,901	1,811	1,814	1,871	1,769	1,725	939	1,725
Amount Deferred(c)	$1,796	$0	$0	$1,811	$0	$761	$0	$0	$0	$1,050
CTIVP® – AQR Managed Futures Strategy Fund	$1,947	$2,699	$2,061	$1,964	$1,967	$2,028	$1,918	$1,878	$1,016	$1,878
Amount Deferred(c)	$1,947	$0	$0	$1,964	$0	$820	$0	$0	$0	$1,144
CTIVP® – Lazard International Equity Advantage Fund	$7,197	$9,952	$7,619	$7,246	$7,260	$7,499	$7,078	$6,894	$3,765	$6,894

Fund	Independent Trustees							Consultants to Independent Trustees
	Janet L. Carrig	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett	John J. Neuhauser	Patrick J. Simpson	Anne-Lee Verville(a)	J. Kevin Connaughton	Olive Darragh(b)	Natalie Trunow
Amount Deferred(c)	$7,197	$0	$0	$7,246	$0	$3,063	$0	$0	$0	$4,196
Variable Portfolio – Managed Risk Fund	$1,695	$2,340	$1,793	$1,708	$1,711	$1,765	$1,669	$1,617	$895	$1,617
Amount Deferred(c)	$1,695	$0	$0	$1,708	$0	$726	$0	$0	$0	$983
Variable Portfolio – Managed Risk U.S. Fund	1,662	2,294	1,759	1,675	1,678	1,731	1,637	1,583	877	1,583
Amount Deferred(c)	$1,662	$0	$0	$1,675	$0	$713	$0	$0	$0	$963
Variable Portfolio – Managed Volatility Conservative Fund	$2,359	$3,260	$2,497	$2,378	$2,382	$2,457	$2,323	$2,253	$1,239	$2,253
Amount Deferred(c)	$2,359	$0	$0	$2,378	$0	$1,008	$0	$0	$0	$1,371
Variable Portfolio – Managed Volatility Conservative Growth Fund	4,136	5,727	4,378	4,170	4,178	4,309	4,074	3,976	2,157	3,976
Amount Deferred(c)	$4,136	$0	$0	$4,170	$0	$1,750	$0	$0	$0	$2,421
Variable Portfolio – Managed Volatility Growth Fund	$22,173	$30,720	$23,475	$22,357	$22,396	$23,103	$21,838	$21,353	$11,570	$21,353
Amount Deferred(c)	$22,173	$0	$0	$22,357	$0	$9,363	$0	$0	$0	$12,998
Variable Portfolio – U.S. Flexible Conservative Growth Fund	$1,798	$2,479	$1,902	$1,812	$1,815	$1,872	$1,770	$1,709	$950	$1,709
Amount Deferred(c)	$1,798	$0	$0	$1,812	$0	$774	$0	$0	$0	$1,039
Variable Portfolio – U.S. Flexible Growth Fund	$5,662	$7,755	$5,983	$5,701	$5,707	$5,891	$5,570	$5,280	$3,073	$5,280
Amount Deferred(c)	$5,662	$0	$0	$5,701	$0	$2,502	$0	$0	$0	$3,206
Variable Portfolio – U.S. Flexible Moderate Growth Fund	$4,151	$5,703	$4,388	$4,180	$4,186	$4,320	$4,084	$3,906	$2,230	$3,906
Amount Deferred(c)	$4,151	$0	$0	$4,180	$0	$1,811	$0	$0	$0	$2,373

(a)	Ms. Verville served as Trustee until her retirement on December 11, 2019.
(b)	Ms. Darragh was appointed consultant to the Independent Trustees effective June 10, 2019, and as such has no compensation prior to such date.
(c)

Under the terms of the Deferred Fee Agreement (the “Deferred Compensation Plan”), each eligible Trustee or Consultant may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as a Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Deferred fees are credited to a book reserve account (the “Deferral Account”) established by the Columbia Funds, the value of which is derived from the rate of return of one or more selected Columbia Funds (with accruals to the Deferral Account beginning at such time as fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable under the Deferred Compensation Plan). Trustees and Consultants may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

APPENDIX F

Executive Officer Information (CFVIT Only)

Biographical Information Regarding Executive Officers of the Funds.

Information regarding the current executive officers of each Fund is shown below.

Name, Address, Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President – Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 – December 2018 and December 2015 – December 2018, respectively).

Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020)	Vice President - Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 – March 2017).

Dan Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015)

Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 – January 2017 and January 2013 – January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.

F-1

Name, Address, Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 – August 2018); officer of Columbia Funds and affiliated funds since 2005.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

F-2

APPENDIX G

Additional Information Regarding Audit Fees and Audit Committee Pre-Approval Procedures (CFVIT Only)

Audit Fees

Fee information below is disclosed for the CFVIT Funds. Fee information for fiscal year end 2018 includes fees for two funds that liquidated during the period and two funds that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$554,000	$430,600

Audit Fees include amounts related to the audit of CFVIT’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to CFVIT by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$ 0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of CFVIT’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Audit-Related Fees billed by CFVIT’s principal accountant to CFVIT’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVIT for an engagement that related directly to the operations and financial reporting of CFVIT.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to CFVIT for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$120,000	$133,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2019 and 2018 also include Tax Fees for agreed-upon procedures related to foreign tax filings.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Tax Fees billed by CFVIT’s principal accountant to CFVIT’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVIT for an engagement that related directly to the operations and financial reporting of CFVIT.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to CFVIT for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$ 0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by CFVIT’s principal accountant to CFVIT’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVIT for an engagement that related directly to the operations and financial reporting of CFVIT during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$235,000	$235,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of CFVIT’s transfer agent and investment adviser.

Audit Committee Pre-Approval Policies and Procedures

CFVIT’s Audit Committee is required to pre-approve the engagement of CFVIT’s independent auditors to provide audit and non-audit services to CFVIT and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of CFVIT.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of CFVIT’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to CFVIT (“Fund Services”); (ii) non-audit services to CFVIT’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to CFVIT’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

Non-Audit Fees

The aggregate non-audit fees billed by CFVIT’s accountant for services rendered to CFVIT, and rendered to CFVIT’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to CFVIT during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$355,000	$368,500

CFVIT’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to CFVIT’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to CFVIT that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS VARIABLE SERIES TRUST II

JOINT SPECIAL MEETING OF SHAREHOLDERS,

TO BE HELD ON APRIL 16, 2020

The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders, (including any postponements or adjournments thereof, the “Meeting”) to be held at 225 Franklin Street, (31st Floor, Room 3100), Boston, Massachusetts 02110, on April 16, 2020, at 10:00. a.m. Eastern time, and, revoking any previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Christopher O. Petersen, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

COL_31074_010620

FUNDS	FUNDS
Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Contrarian Core Fund
Columbia Variable Portfolio - Diversified Absolute Return Fund	Columbia Variable Portfolio - Long Government/Credit Bond Fund
Columbia Variable Portfolio - Small Cap Value Fund	Columbia Variable Portfolio - Small Company Growth Fund
Columbia Variable Portfolio - Strategic Income Fund	Columbia Variable Portfolio - U.S. Equities Fund
CTIVP® - AQR Managed Futures Strategy Fund	CTIVP® - Lazard International Equity Advantage Fund
Variable Portfolio - Columbia Wanger International Equities Fund	Variable Portfolio - Managed Risk Fund
Variable Portfolio - Managed Risk U.S. Fund	Variable Portfolio - Managed Volatility Conservative Fund
Variable Portfolio - Managed Volatility Conservative Growth Fund	Variable Portfolio - Managed Volatility Growth Fund
Variable Portfolio - U.S. Flexible Conservative Growth Fund	Variable Portfolio - U.S. Flexible Growth Fund
Variable Portfolio - U.S. Flexible Moderate Growth Fund

VOTING OPTIONS

Read your Joint Proxy Statement and have it at hand when voting.

THE BOARD OF EACH FUND RECOMMENDS A VOTE FOR THE PROPOSALS LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals

1.

With respect to each Liquidating Fund, to approve a transaction in connection with the liquidation of the Liquidating Fund that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, for shares of that Liquidating Fund held by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York established to fund benefits under variable annuity contracts and/or variable life insurance policies issued by such insurance companies.

	FOR	AGAINST	ABSTAIN
01 Columbia Variable Portfolio - Asset Allocation Fund	☐	☐	☐
02 Columbia Variable Portfolio - Diversified Absolute Return Fund	☐	☐	☐
03 Columbia Variable Portfolio - U.S. Equities Fund	☐	☐	☐
04 CTIVP® - AQR Managed Futures Strategy Fund	☐	☐	☐
05 Variable Portfolio - Columbia Wanger International Equities Fund	☐	☐	☐

2.	To elect ten (10) nominees to the Board of the Trustees of Columbia Funds Variable Insurance Trust:

01.	Janet L. Carrig	02.	J. Kevin Connaughton	03.	Olive Darragh	04.	Douglas A. Hacker
05.	Nancy T. Lukitsh	06.	David M. Moffett	07.	John J. Neuhauser	08.	Christopher O. Petersen
09.	Patrick J. Simpson	10.	Natalie A. Trunow

	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT
01 Columbia Variable Portfolio - Asset Allocation Fund	☐	☐	☐
02 Columbia Variable Portfolio - Contrarian Core Fund	☐	☐	☐
03 Columbia Variable Portfolio - Diversified Absolute Return Fund	☐	☐	☐
04 Columbia Variable Portfolio - Long Government/Credit Bond Fund	☐	☐	☐
05 Columbia Variable Portfolio - Small Cap Value Fund	☐	☐	☐
06 Columbia Variable Portfolio - Small Company Growth Fund	☐	☐	☐
07 Columbia Variable Portfolio - Strategic Income Fund	☐	☐	☐
08 CTIVP® - AQR Managed Futures Strategy Fund	☐	☐	☐
09 CTIVP® - Lazard International Equity Advantage Fund	☐	☐	☐
10 Variable Portfolio - Managed Risk Fund	☐	☐	☐
11 Variable Portfolio - Managed Risk U.S. Fund	☐	☐	☐
12 Variable Portfolio - Managed Volatility Conservative Fund	☐	☐	☐
13 Variable Portfolio - Managed Volatility Conservative Growth Fund	☐	☐	☐
14 Variable Portfolio - Managed Volatility Growth Fund	☐	☐	☐
15 Variable Portfolio - U.S. Flexible Conservative Growth Fund	☐	☐	☐
16 Variable Portfolio - U.S. Flexible Growth Fund	☐	☐	☐
17 Variable Portfolio - U.S. Flexible Moderate Growth Fund	☐	☐	☐

3.	To transact such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on April 16, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31074

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx	COL 31074	M xxxxxxxx

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS VARIABLE SERIES TRUST II

JOINT SPECIAL MEETING OF SHAREHOLDERS,

TO BE HELD ON APRIL 16, 2020

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in Columbia Funds Variable Insurance Trust and Columbia Funds Variable Series Trust II.

The undersigned contract owner instructs the Company to vote, at the Joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed on the reverse side. The undersigned acknowledges receipt of the Fund’s Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, sign, date and return this Voting Instruction Card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-866-298-8476

COL_31074_010620_VI

FUNDS	FUNDS
Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Contrarian Core Fund
Columbia Variable Portfolio - Diversified Absolute Return	Columbia Variable Portfolio - Long Government/Credit Bond Fund
Columbia Variable Portfolio - Small Cap Value Fund	Columbia Variable Portfolio - Small Company Growth Fund
Columbia Variable Portfolio - Strategic Income Fund	Columbia Variable Portfolio - U.S. Equities Fund
CTIVP® - AQR Managed Futures Strategy Fund	CTIVP® - Lazard International Equity Advantage Fund
Variable Portfolio - Columbia Wanger International Equities Fund	Variable Portfolio - Managed Risk Fund
Variable Portfolio - Managed Risk U.S. Fund	Variable Portfolio - Managed Volatility Conservative Fund
Variable Portfolio - Managed Volatility Conservative Growth Fund	Variable Portfolio - Managed Volatility Growth Fund
Variable Portfolio - U.S. Flexible Conservative Growth Fund	Variable Portfolio - U.S. Flexible Growth Fund
Variable Portfolio - U.S. Flexible Moderate Growth Fund

VOTING OPTIONS

Read your Joint Proxy Statement and have it at hand when voting.

THE BOARD OF EACH FUND RECOMMENDS A VOTE FOR THE PROPOSALS LISTED BELOW. THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals

1.

With respect to each Liquidating Fund, to approve a transaction in connection with the liquidation of the Liquidating Fund that will result in the substitution of shares of Columbia Variable Portfolio – Government Money Market Fund, for shares of that Liquidating Fund held by sub-accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York established to fund benefits under variable annuity contracts and/or variable life insurance policies issued by such insurance companies.

	FOR	AGAINST	ABSTAIN
01 Columbia Variable Portfolio - Asset Allocation Fund	☐	☐	☐
02 Columbia Variable Portfolio - Diversified Absolute Return Fund	☐	☐	☐
03 Columbia Variable Portfolio - U.S. Equities Fund	☐	☐	☐
04 CTIVP® - AQR Managed Futures Strategy Fund	☐	☐	☐
05 Variable Portfolio - Columbia Wanger International Equities Fund	☐	☐	☐

2.	To elect ten (10) nominees to the Board of the Trustees of Columbia Funds Variable Insurance Trust:

01.	Janet L. Carrig	02.	J. Kevin Connaughton	03.	Olive Darragh	04.	Douglas A. Hacker
05.	Nancy T. Lukitsh	06.	David M. Moffett	07.	John J. Neuhauser	08.	Christopher O. Petersen
09.	Patrick J. Simpson	10.	Natalie A. Trunow

	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT
01 Columbia Variable Portfolio - Asset Allocation Fund	☐	☐	☐
02 Columbia Variable Portfolio - Contrarian Core Fund	☐	☐	☐
03 Columbia Variable Portfolio - Diversified Absolute Return Fund	☐	☐	☐
04 Columbia Variable Portfolio - Long Government/Credit Bond Fund	☐	☐	☐
05 Columbia Variable Portfolio - Small Cap Value Fund	☐	☐	☐
06 Columbia Variable Portfolio - Small Company Growth Fund	☐	☐	☐
07 Columbia Variable Portfolio - Strategic Income Fund	☐	☐	☐
08 CTIVP® - AQR Managed Futures Strategy Fund	☐	☐	☐
09 CTIVP® - Lazard International Equity Advantage Fund	☐	☐	☐
10 Variable Portfolio - Managed Risk Fund	☐	☐	☐
11 Variable Portfolio - Managed Risk U.S. Fund	☐	☐	☐
12 Variable Portfolio - Managed Volatility Conservative Fund	☐	☐	☐
13 Variable Portfolio - Managed Volatility Conservative Growth Fund	☐	☐	☐
14 Variable Portfolio - Managed Volatility Growth Fund	☐	☐	☐
15 Variable Portfolio - U.S. Flexible Conservative Growth Fund	☐	☐	☐
16 Variable Portfolio - U.S. Flexible Growth Fund	☐	☐	☐
17 Variable Portfolio - U.S. Flexible Moderate Growth Fund	☐	☐	☐

3.	To transact such other business as may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on April 16, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31074

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx	COL 31074	M xxxxxxxx